UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 25, 2007
Commission File Number of issuing entity: 333-124032-10
HSI Asset Loan Obligation Trust 2007-AR1
(Exact name of issuing entity)
Commission File Number of depositor: 333-131607
HSI Asset Securitization Corporation
(Exact name of depositor as specified in its charter)
HSBC Bank USA, National Association
(Exact name of sponsor as specified in its charter)

DELAWARE	20-2592898

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

452 Fifth Avenue, New York, NY	10018

(Address of principal executive offices)	(Zip Code)
(212) 525-8119
(Registrant’s telephone number, including area code)
N/A
(Former name, former address, if changed since last report)
Exhibit Index located on Page 2
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-5.1: OPINION OF MAYER, BROWN, ROWE & MAW LLP
EX-8.1: OPINION OF MAYER, BROWN, ROWE & MAW LLP

ITEM 8.01. Other Events.
On January 26, 2007, HSI Asset Securitization Corporation, as depositor for HSI Asset Loan Obligation Trust 2007-AR1 (the “Trust”) will cause the issuance of the Mortgage Pass-Through Certificates, Series 2007-AR1, including the following classes offered pursuant to a Registration Statement on Form S-3 (File No. 333-131607) filed by the Registrant with the Securities and Exchange Commission: Class I-A-1, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class IV-A-1, Class IV-A-2, Class B-1, Class B-2 and Class B-3 Certificates (the “Certificates”).
Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.
ITEM 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits. The following are filed as Exhibits to this Report:
5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HSI Asset Securitization Corporation
By:	/s/ Andrea Lenox
	Name:	Andrea Lenox
	Title:	Vice President

Dated: January 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).